UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2009

Date of reporting period:	April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Notes to Financial Statements	13-28

Financial Highlights	29

Change in Investment Policies	30

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures	31

PIMCO Corporate Income Fund Letter to Shareholders

June 12, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for the PIMCO Corporate Income Fund (the “Fund”) for the fiscal six-month fiscal period ended April 30, 2009.

The U.S. bond market provided positive returns while the Fund posted slightly negative returns during the reporting period as economic growth slowed, inflationary pressures receded and liquidity infusions improved credit market conditions and bolstered investor sentiment. In this environment, corporate bonds showed marked improvement. The Barclays Capital U.S. Credit Index returned 11.47% and the Barclays Capital U.S. High Yield Bond Index returned 16.02% during the six months ended April 30, 2009, outperforming both the broad market Barclays Capital U.S. Aggregate Index return of 7.74% and the Barclays Capital Government Bond Index, which returned 5.85%.The Federal Reserve (“the Fed”) and U.S. Treasury Department moved aggressively during the period to stave off bank failures and to inject liquidity into the banking system. The Fed reduced the Federal Funds rate during the reporting period, lowering the benchmark rate on loans between member banks from 1.00% to a target of 0% to 0.25%. In addition, the Fed pursued a policy of quantitative easing, buying securities from banks in order to add to the supply of cash available for lending.

The unparalleled liquidity constraints and resulting imbalances in capital markets during the reporting period initiated a number of important actions:

Delayed payments and declaration of dividends — On March 20, 2009, the Fund announced payment of its previously declared but postponed February 2009 common share dividend and the delayed declaration of its March 2009 dividend. In accordance with the Fund’s By-laws and the Investment Company Act of 1940, as amended, the Fund is not permitted to pay or declare common share dividends unless the Fund’s Auction Rate Preferred Shares (“ARPS”) have asset coverage of at least 200% (“200% Level”) after the payment or the declaration of the common share dividend. Severe market disruptions caused the value of the Fund’s portfolio securities to decline and, as a result, the Fund’s asset coverage ratios fell below the 200% level.

Redemptions of ARPS — In separate actions (announced November 26, 2008, February 27, 2009 and March 12, 2009) the Fund redeemed portions of its ARPS at their full liquidation value of $25,000 per share. In all, $131 million of ARPS were redeemed. The redemptions were intended to resolve issues that served as impediments to the goal of regular, uninterrupted dividend payments on the Fund’s common shares.

Change in investment policy common stock holdings — On April 6, 2009, the Fund issued a press release to make explicit that the Fund’s investment policies allow it to hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of total assets. The Fund may invest in preferred stock and convertible securities, which may allow for conversion into common stock. The policy change permits the Fund to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of the common stock holdings.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  1

PIMCO Corporate Income Fund Fund Insights/Performance & Statistics

April 30, 2009 (unaudited)

•                  For the fiscal six-month period ended April 30, 2009, PIMCO Corporate Income Fund (the “Fund”) declined 0.78% on net asset value (“NAV”) and 1.08% on market price.

•                  The investment-grade credit and high-yield markets, as measured by the Barclays Capital U.S. Credit and U.S. High Yield Bond Indices generated total returns of 11.47% and 16.02%, respectively during the reporting period.

•                  The Fund’s concentration in banking securities had by far the greatest negative impact on performance, as many of these issues posted poor returns during the period.

•                  An average duration of 5.81 years contributed positively to performance, as U.S. interest rates fell overall.

•                  The Fund’s allocation to the communications sector contributed positively to performance, as the sector posted positive returns and outperformed the broad market during the reporting period.

•                  The Fund’s exposure to insurance firms detracted from performance, as the sector significantly underperformed the broader market during the period.

•                  The Fund’s position in natural gas securities contributed positively to performance, as the sector outperformed during the period.

•                  The Fund’s position in consumer non-cyclical securities contributed positively to performance, as these issues outperformed.

•                  The Fund’s quality bias detracted from performance given its concentration in A-rated securities underperformed the lower tiers of the quality spectrum during the six-month period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	(1.08)%	(0.78)%
1 year	(29.31)%	(31.15)%
5 year	1.90%	(2.69)%
Commencement of Operations (12/21/01) to 4/30/09	3.56%	2.09%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 4/30/09	Market Price	$9.19
NAV	NAV	$7.76
Market Price	Premium to NAV	18.43%
Market Price Yield(2)		13.87%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at April 30, 2009.

2  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 66.0%

Airlines – 2.8%
	American Airlines, Inc.,
$1,088	6.978%, 10/1/12	Ba1/BBB+	$995,314
1,000	7.858%, 4/1/13	Ba1/BBB	830,000
	Continental Airlines, Inc.,
724	6.545%, 8/2/20	Baa2/A-	640,572
2,174	9.798%, 4/1/21	Ba1/BB-	1,260,728
248	Delta Air Lines, Inc., 6.619%, 9/18/12	NR/BBB	231,068
9,258	Northwest Airlines, Inc., 7.15%, 4/1/21 (NPFGC)	NR/BBB+	6,758,058
2,000	Southwest Airlines Co., 10.50%, 12/15/11 (a) (b) (c)	NR/A-	2,102,432
	United Air Lines, Inc.,
1,512	7.336%, 1/2/21 (a) (c)	B1/B+	741,066
378	10.36%, 11/13/12 (b) (d)	NR/NR	2,058
			13,561,296
Automotive – 0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	Ca/CCC-	742,500
Banking – 18.2%
5,000	American Express Bank FSB, 5.55%, 10/17/12	A2/A+	4,779,830
3,100	ANZ National International Ltd., 6.20%, 7/19/13 (a) (c)	Aa2/AA	3,099,532
5,000	BAC Capital Trust XIV, 5.63%, 3/15/12, FRN (e)	Ba3/BB-	1,950,835
1,150	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB-	690,483
	Barclays Bank PLC, FRN (a) (c) (e),
4,600	7.434%, 12/15/17	Baa2/BBB+	2,254,552
9,700	7.70%, 4/25/18	Baa1/A+	6,126,268
	BNP Paribas, FRN (e),
6,900	5.186%, 6/29/15 (a) (c)	Aa3/A	3,588,897
4,700	7.195%, 6/25/37 (a) (c)	Aa3/A	3,056,269
€350	7.781%, 7/2/18	Aa3/AA-	301,460
$2,700	Commonwealth Bank of Australia, 6.024%, 3/15/16, FRN (a) (c) (e)	Aa3/A+	1,392,142
2,800	Credit Agricole S.A., 6.637%, 5/31/17, FRN (a) (c) (e)	Aa3/A-	1,344,238
6,450	HBOS Capital Funding L.P., 6.071%, 6/30/14, FRN (a) (c) (e)	Baa2/BB-	2,064,387
	HBOS PLC (a) (c),
3,500	5.375%, 11/1/13, FRN (e)	Baa1/BB-	1,542,135
2,000	6.75%, 5/21/18	Baa1/A-	1,475,150
	HSBC Capital Funding L.P., FRN (e),
3,900	4.61%, 6/27/13 (a) (c)	A3/A-	2,077,011
1,000	10.176%, 6/30/30	A3/A-	895,000
3,000	JPMorgan Chase Bank NA, 1.656%, 6/13/16, FRN	Aa2/NR	2,119,767
	Lloyds Banking Group PLC (a) (c) (e),
4,000	6.413%, 9/29/49, (converts to FRN on 10/1/35)	Baa2/B+	1,221,456
3,500	6.657%, 5/21/37, FRN	Baa2/B+	1,068,753
1,000	Lloyds TSB Group PLC, 6.267%, 11/14/16, FRN (a) (c) (e)	Baa2/B+	285,282
3,060	Marshall & Ilsley Bank, 5.00%, 1/17/17	A3/BBB-	1,822,915
2,300	Rabobank Capital Funding II, 5.26%, 12/31/13, FRN (a) (c) (e)	Aa2/AA-	1,266,143
4,600	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a) (c) (e)	Aa2/AA-	2,533,376
	Royal Bank of Scotland Group PLC, FRN (e),
10,700	6.99%, 10/5/17 (a) (c)	Ba2/BB-	4,338,550
6,500	7.648%, 9/30/31	Ba2/BB-	2,701,277
2,480	Sovereign Bank, 2.738%, 8/1/13, FRN	Baa1/A-	1,798,699

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  3

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Banking (continued)
$12,350	State Street Capital Trust III, 8.25%, 3/15/42, (converts to FRN on 3/15/11)	A2/BBB+	$8,412,450
5,700	USB Capital IX, 6.189%, 4/15/11, FRN (e)	A2/A	3,164,697
2,200	Wachovia Bank N.A., 1.65%, 3/15/16, FRN	Aa3/AA	1,379,367
12,100	Wachovia Capital Trust III, 5.80%, 3/15/11, FRN (e)	B2/A	5,628,436
2,100	Wachovia Corp., 5.75%, 2/1/18	A1/AA	1,924,770
14,000	Wells Fargo & Co., 7.98%, 3/15/18, FRN (e)	B2/A	7,850,108
7,200	Wells Fargo Capital X, 5.95%, 12/15/86, (converts to FRN on 12/15/36)	A3/A	5,306,976
			89,461,211
Energy – 1.5%
2,000	Dynergy-Roseton Danskammer, Inc., 7.67%, 11/8/16	B2/B	1,700,000
2,000	El Paso Corp., 10.75%, 10/1/10	Ba3/BB-	2,025,082
3,800	Energy Transfer Partners L.P., 7.50%, 7/1/38	Baa3/BBB-	3,386,225
500	Southern Natural Gas Co., 5.90%, 4/1/17 (a) (c)	Baa3/BB	457,752
			7,569,059
Financial Services – 30.1%
	American General Finance Corp.,
1,000	4.00%, 3/15/11	Baa2/BB+	507,434
1,000	4.625%, 9/1/10	Baa2/BB+	598,692
2,200	5.40%, 12/1/15	Baa2/BB+	901,905
3,000	6.90%, 12/15/17	Baa2/BB+	1,210,473
3,300	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (e)	NR/CCC	1,482,429
2,668	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (b) (c)	Baa3/BBB	2,737,769
	CIT Group, Inc.,
2,000	1.322%, 4/27/11, FRN	Ba2/BBB-	1,244,408
€2,000	4.25%, 3/17/15	Ba2/BBB-	1,258,845
€5,150	5.00%, 5/13/14	Ba2/BBB-	3,378,011
$400	5.20%, 11/3/10	Ba2/BBB-	296,210
1,750	5.60%, 11/2/11	Ba2/BBB-	1,156,207
700	5.80%, 7/28/11	Ba2/BBB-	465,936
2,850	7.625%, 11/30/12	Ba2/BBB-	1,769,294
16,700	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/CC	10,188,002
	Citigroup, Inc.,
€100	4.75%, 2/10/19, FRN	Baa1/A-	71,532
$2,800	6.125%, 5/15/18	A3/A	2,357,037
2,000	6.125%, 8/25/36	Baa1/A-	1,186,784
	Ford Motor Credit Co. LLC,
2,000	3.889%, 1/13/12, FRN	Caa1/CCC+	1,432,500
3,500	8.00%, 12/15/16	Caa1/CCC+	2,673,892
6,500	9.875%, 8/10/11	Caa1/CCC+	5,691,010
1,000	12.00%, 5/15/15	Caa1/CCC+	846,687
	General Electric Capital Corp., FRN,
10,100	6.375%, 11/15/67	Aa3/A+	5,808,328
£500	6.50%, 9/15/67 (a) (c)	Aa3/A+	359,336
	General Motors Acceptance Corp. LLC,
$1,650	6.00%, 12/15/11	C/CCC	1,065,252
3,500	6.75%, 12/1/14	C/CCC	2,244,620
2,500	7.00%, 2/1/12	C/CCC	1,876,285
2,500	8.00%, 11/1/31	C/CCC	1,479,050

4  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
	Goldman Sachs Group, Inc.,
$5,000	1.677%, 3/22/16, FRN	A1/A	$3,769,560
4,000	6.45%, 5/1/36 (h)	A2/A-	2,935,936
9,000	6.75%, 10/1/37	A2/A-	6,885,810
€250	Green Valley Ltd., 5.045%, 1/10/11, FRN (a) (b) (c)	NR/BB+	318,864
	International Lease Finance Corp.,
$1,225	1.489%, 7/13/12, FRN	Baa2/BBB+	753,549
4,000	1.538%, 7/1/11, FRN	Baa2/BBB+	2,706,692
2,100	4.875%, 9/1/10	Baa2/BBB+	1,831,706
1,000	5.125%, 11/1/10	Baa2/BBB+	823,145
5,800	5.30%, 5/1/12	Baa2/BBB+	3,913,289
5,400	5.40%, 2/15/12	Baa2/BBB+	3,735,898
1,500	5.65%, 6/1/14	Baa2/BBB+	876,645
3,000	6.625%, 11/15/13	Baa2/BBB+	1,875,636
	JPMorgan Chase & Co., FRN,
€6,000	2.085%, 3/2/15	Aa3/A+	6,488,612
$11,000	7.90%, 4/30/18 (e)	A2/BBB+	8,388,468
7,100	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66, (converts to FRN on 8/18/36)	A1/BBB+	5,075,691
4,100	JPMorgan Chase Capital XX, 6.55%, 6.55%, 9/15/66, (converts to FRN on 9/30/36)	A1/BBB+	2,933,263
13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (d)	NR/NR	1,998,750
3,900	MBNA Capital, 1.828%, 2/1/27, FRN	Baa3/BB-	1,343,667
	Merrill Lynch & Co., Inc.,
3,300	1.501%, 6/5/12, FRN	A2/A	2,694,166
€2,700	1.644%, 1/31/14, FRN	A2/A	2,572,989
$1,021	5.00%, 1/15/15	A2/A	827,609
5,500	5.45%, 2/5/13	A2/A	4,820,992
1,400	5.45%, 7/15/14	A2/A	1,199,862
5,000	6.15%, 4/25/13	A2/A	4,602,505
2,000	6.40%, 8/28/17	A2/A	1,629,480
	Morgan Stanley,
400	1.449%, 1/9/14, FRN	A2/A	323,434
2,600	1.557%, 10/18/16, FRN	A2/A	1,837,300
4,000	6.00%, 4/28/15	A2/A	3,786,800
1,883	Preferred Term Securities XIII, 1.866%, 3/24/34, FRN (a) (b) (c)	A1/BB	640,121
4,200	Santander Perpetual S.A. Unipersonal, 6.671%, 10/24/17, FRN (a) (c) (e)	Aa2/A-	2,628,688
€1,500	SLM Corp., 4.75%, 3/17/14	Baa2/BBB-	1,053,455
€4,000	Societe Generale, 7.756%, 5/22/13, FRN (e)	A1/A-	3,339,252
$5,700	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (e)	A1/BBB-	2,339,576
4,600	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (e)	B2/A	2,946,190
			148,185,528
Food & Beverage – 0.0%
100	American Stores Co., 8.00%, 6/1/26	Ba3/B+	88,000
Healthcare & Hospitals – 0.2%
900	HCA Inc., 8.50%, 4/15/19 (a) (c)	Ba3/BB	910,125
Hotels/Gaming – 0.3%
2,404	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (c)	Baa3/BB	1,444,233

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  5

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Insurance – 3.3%
	American International Group, Inc.,
$6,600	1.217%, 10/18/11, FRN	A3/A-	$3,230,416
€4,600	1.556%, 4/26/11, FRN	A3/A-	2,901,330
$24,700	8.175%, 5/15/68, (converts to FRN on 5/15/38) (a) (c)	Ba2/BBB	2,843,217
14,700	8.25%, 8/15/18 (a) (c)	A3/A-	5,173,797
£4,000	8.625%, 5/22/68, (converts to FRN on 5/22/18) (b)	Ba2/BBB	281,542
$2,300	Dai-ichi Mutual Life Insurance Co., 5.73%, 3/17/14 (a) (b) (c)	NR/A-	2,044,185
			16,474,487
Metals & Mining – 0.9%
200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Ba2/BBB-	196,278
4,700	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB-	4,292,134
			4,488,412
Multi-Media – 0.6%
2,250	Comcast Corp., 10.625%, 7/15/12	Baa2/BBB	2,537,528
500	Historic TW, Inc., 6.625%, 5/15/29	Baa2/BBB	413,532
			2,951,060
Oil & Gas – 2.2%
	Gaz Capital S.A.,
800	6.212%, 11/22/16 (a) (c)	Baa1/BBB	606,000
4,900	8.625%, 4/28/34	Baa1/BBB	4,557,000
4,200	Gazprom AG, 9.625%, 3/1/13	Baa1/BBB	4,116,000
670	Perforadora Central S.A. de CV, 4.92%, 12/15/18	NR/NR	693,587
750	Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	614,330
			10,586,917
Paper/Paper Products – 0.3%
1,300	Georgia-Pacific LLC, 7.00%, 1/15/15 (a) (c)	Ba3/BB-	1,241,500
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (c)	B2/BB-	450,500
			1,692,000
Telecommunications – 0.9%
450	Frontier Communications Corp., 8.25%, 5/1/14	Ba2/BB	444,375
	Qwest Corp.,
100	6.50%, 6/1/17	Ba1/BBB-	89,500
5,360	7.20%, 11/10/26	Ba1/BBB-	4,046,800
			4,580,675
Tobacco – 2.5%
	Reynolds American, Inc.,
4,500	7.25%, 6/1/12	Baa3/BBB	4,373,973
8,000	7.25%, 6/1/13	Baa3/BBB	7,860,520
			12,234,493
Utilities – 2.0%
1,000	CMS Energy Corp., 2.081%, 1/15/13, FRN	Ba1/BB+	797,850
2,145	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	2,159,621
2,000	Florida Gas Transmission Co., 7.00%, 7/17/12 (a) (c)	Baa2/BBB	1,979,378
3,085	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (c)	Ba2/BB-	2,869,050
2,291	Sithe Independence Funding Corp., 9.00%, 12/30/13	Ba2/B	2,247,410
			10,053,309
Total Corporate Bonds & Notes (cost-$435,144,639)			325,023,305

6  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MORTGAGE-BACKED SECURITIES – 12.1%
$3,500	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a) (c)	NR/BB+	$1,859,793
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
13,630	5.322%, 12/11/49	Aaa/AAA	10,195,413
1,000	5.617%, 10/15/48	Aaa/AAA	832,194
9,440	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO	Aaa/AAA	7,423,679
640	GS Mortgage Securities Corp. II, 0.579%, 3/6/20, CMO, FRN (a) (c)	Aaa/AAA	474,655
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
1,135	5.399%, 5/15/45	Aaa/AAA	881,888
3,000	5.794%, 2/12/51, VRN	Aaa/AAA	2,225,478
5,000	5.882%, 2/15/51, VRN	Aaa/AAA	3,750,924
4,150	6.007%, 6/15/49, VRN	Aaa/AAA	3,275,375
	LB-UBS Commercial Mortgage Trust, CMO,
560	5.372%, 9/15/39	Aaa/AAA	452,844
18,316	5.424%, 2/15/40	NR/AAA	13,275,082
414	Lehman Brothers Floating Rate Commercial Mortgage Trust, 0.531%, 9/15/21, CMO, FRN (a) (c)	Aaa/AAA	341,775
2,805	Merrill Lynch Mortgage Investors, Inc., 6.986%, 12/15/30, CMO, VRN	A3/AA+	2,896,911
3,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.70%, 9/12/49, CMO	NR/AAA	2,606,402
	Wachovia Bank Commercial Mortgage Trust, CMO, FRN (a) (c),
3,821	0.531%, 6/15/20	Aaa/AAA	2,625,896
9,234	0.541%, 9/15/21	Aaa/AAA	6,485,001
244	Washington Mutual Mortgage, 2.514%, 8/25/46, CMO, FRN	Ba1/B	78,990
Total Mortgage-Backed Securities (cost-$52,510,067)			59,682,300

CONVERTIBLE PREFERRED STOCK – 1.1%

Shares

Banking – 1.0%
8,050	Wells Fargo & Co., 7.50%, 12/31/49	B2/A	4,974,900
Insurance – 0.1%
102,000	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	521,220
Total Convertible Preferred Stock (cost-$6,784,536)			5,496,120

SHORT-TERM INVESTMENTS – 20.1%

Principal Amount (000)

U.S. Treasury Bills (f) – 10.1%
$49,680	0.07%-0.98%, 5/7/09-6/11/09 (cost-$49,677,851)		49,677,851
Corporate Notes – 6.7%
Airlines – 0.6%
3,035	Continental Airlines, Inc., 7.056%, 3/15/11	Baa2/A-	2,997,063

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  7

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Banking – 0.6%
$1,060	American Express Centurion Bank, 0.613%, 11/16/09, FRN	A2/A	$1,028,855
1,750	Riggs National Corp., 9.65%, 6/15/09	A2/A-	1,756,963
			2,785,818
Financial Services – 5.5%
3,725	American General Finance Corp., 8.45%, 10/15/09	Baa2/BB+	3,233,822
	CIT Group, Inc.,
1,750	1.451%, 3/12/10, FRN	Ba2/BBB-	1,388,389
2,850	4.25%, 2/1/10	Ba2/BBB-	2,366,158
	Ford Motor Credit Co. LLC,
1,800	5.70%, 1/15/10	Caa1/CCC+	1,692,329
4,900	7.375%, 10/28/09	Caa1/CCC+	4,705,759
3,500	General Motors Acceptance Corp. LLC, 5.625%, 5/15/09	C/CCC	3,462,347
	International Lease Finance Corp.,
5,000	1.531%, 1/15/10, FRN	Baa2/BBB+	4,533,695
1,000	5.00%, 4/15/10	Baa2/BBB+	896,583
5,000	SLM Corp., 1.232%, 7/27/09, FRN	Baa2/BBB-	4,932,300
			27,211,382
Total Corporate Notes (cost-$33,343,089)			32,994,263

Repurchase Agreements – 3.3%
13,000	Barclays Bank, dated 4/30/09, 0.19%, due 5/1/09, proceeds $13,000,069; collateralized by Fannie Mae, 5.50%, due 8/1/37, valued at $13,402,085 including accrued interest		13,000,000
3,246	State Street Bank & Trust Co., dated 4/30/09, 0.01%, due 5/1/09, proceeds $3,246,001; collateralized by U.S. Treasury Bills, 0.081%, due 8/13/09, valued at $3,314,006 including accrued interest		3,246,000
Total Repurchase Agreements (cost-$16,246,000)			16,246,000
Total Short-Term Investments (cost-$99,266,940)			98,918,114

OPTIONS PURCHASED (g) – 0.7%

Notional Amount

Call Options – 0.6%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
44,100,000	strike rate 4.75%, expires 9/8/09		2,601,878
1,000,000	strike rate 5.00%, expires 8/28/09		64,183
	Euro versus U.S. Dollar (OTC),
2,500,000	strike rate 1.37%, expires 6/3/10		138,622
2,000,000	strike rate 1.38%, expires 5/21/10		106,779
			2,911,462

8  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Contracts/ Notional Amount			Value

Put Options – 0.1%
		Euro versus U.S. Dollar (OTC),
2,500,000		strike rate 1.37%, expires 6/3/10	$260,839
2,000,000		strike rate 1.38%, expires 5/21/10	210,652
		Financial Futures Euro-90 day,
300		strike price $89.75, expires 3/15/10 (CME)	1,875
360		strike price $90, expires 6/15/09 (CME)	1
1,200		strike price $90, expires 12/14/09 (CME)	7,500
90		strike price $91, expires 12/14/09 (CME)	562
200		strike price $91.75, expires 12/14/09 (LIFFE)	1
		United Kingdom-90 day (LIFFE),
276		strike price $89.50, expires 12/16/09	–
296		strike price $89.625, expires 6/17/09	1
			481,431
Total Options Purchased (cost-$953,797)			3,392,893
Total Investments (cost-$594,659,979) – 100.0%			$492,512,732

Notes to Schedule of Investments:
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $80,069,274, representing 16.26% of total investments.
(b)	Illiquid security.
(c)

144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(f)	All or partial amount segregated as collateral for futures contracts, options written, and swaps.
(g)	Non-income producing.
(h)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
	£-	British Pound
	€-	Euro
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2009.
LIBOR	-	London Inter-Bank Offered Rate
LIFFE	-	London International Financial Futures and Options Exchange
NPFGC	-	insured by National Public Finance Guarantee Corporation
NR	-	Not Rated
OTC	-	Over the Counter
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2009.

See accompanying Notes to Financial Statements. | 4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  9

PIMCO Corporate Income Fund Statement of Assets and Liabilities

April 30, 2009 (unaudited)

Assets:
Investments, at value (cost-$594,659,979)	$492,512,732
Cash (including foreign currency of $2,508,587 with a cost of $2,487,521)	5,752,602
Interest receivable	9,603,561
Deposits with brokers for futures contracts collateral	2,978,400
Receivable for investments sold	1,695,585
Unrealized appreciation of swaps	1,639,005
Unrealized appreciation of forward foreign currency contracts	432,908
Receivable for variation margin on futures contracts	385,283
Receivable for swaps purchased	50,863
Receivable from broker	25,134
Prepaid expenses	69,022
Total Assets	515,145,095

Liabilities:
Unrealized depreciation of swaps	28,891,703
Premium for swaps sold	19,021,500
Dividends payable to common and preferred shareholders	3,927,409
Payable to broker	3,401,814
Payable for investments purchased	1,636,562
Unrealized depreciation of forward foreign currency contracts	1,374,512
Payable for reverse repurchase agreements	939,000
Investment management fees payable	249,072
Interest payable for reverse repurchase agreements	106
Accrued expenses and other liabilities	144,159
Total Liabilities	59,585,837
Preferred Shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,760 shares issued and outstanding)	169,000,000
Net Assets Applicable to Common Shareholders	$286,559,258

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 36,923,638 shares issued and outstanding)	$369
Paid-in-capital in excess of par	523,614,736
Undistributed net investment income	2,924,225
Accumulated net realized loss	(118,409,754)
Net unrealized depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(121,570,318)
Net Assets Applicable to Common Shareholders	$286,559,258
Net Asset Value Per Common Share	$7.76

10  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Operations

Six Months ended April 30, 2009 (unaudited)

Investment Income:
Interest	$27,901,101
Dividends	946,079
Facility and other fee income	12,000
Total Investment Income	28,859,180

Expenses:
Investment management fees	2,031,056
Auction agent fees and commissions	314,511
Custodian and accounting agent fees	142,530
Interest expense	97,092
Shareholder communications	80,726
Audit and tax services	49,232
Legal fees	46,901
Trustees’ fees and expenses	43,345
Transfer agent fees	15,662
New York Stock Exchange listing fees	11,837
Insurance expense	11,668
Miscellaneous	7,175
Total expenses	2,851,735
Less: investment management fees waived	(186,270)
Net expenses	2,665,465

Net Investment Income	26,193,715

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(82,944,543)
Futures contracts	13,130,422
Options written	(2,090,019)
Swaps	19,486,194
Foreign currency transactions	(1,416,979)
Net change in unrealized appreciation/depreciation of: Investments	54,171,747
Futures contracts	306,249
Options written	383,492
Swaps	(30,201,153)
Foreign currency transactions	1,062,655
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(28,111,935)
Net Decrease in Net Assets Resulting from Investment Operations	(1,918,220)
Dividends on Preferred Shares from Net Investment Income	(701,913)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(2,620,133)

See accompanying Notes to Financial Statements. | 4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  11

PIMCO Corporate Income Fund Statement of Changes in Net Assets
Applicable to Common Shareholders

	Six Months ended April 30, 2009 (unaudited)	Year ended October 31, 2008
Investment Operations:
Net investment income	$26,193,715	$45,442,563
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(53,834,925)	(44,893,352)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	25,722,990	(136,884,461)
Net decrease in net assets resulting from investment operations	(1,918,220)	(136,335,250)
Dividends on Preferred Shares from Net Investment Income	(701,913)	(11,447,049)
Net decrease in net assets applicable to common shareholders resulting from investment operations	(2,620,133)	(147,782,299)
Dividends to Common Shareholders from Net Investment Income	(23,499,302)	(46,757,319)

Capital Share Transactions:
Reinvestment of dividends	1,189,445	3,314,833
Total decrease in net assets applicable to common shareholders	(24,929,990)	(191,224,785)

Net Assets Applicable to Common Shareholders:
Beginning of period	311,489,248	502,714,033
End of period (including undistributed net investment income of $2,924,225 and $931,725, respectively)	$286,559,258	$311,489,248

Common Shares Issued in Reinvestment of Dividends	129,076	250,253

12  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (the “Fund”), was organized as a Massachusetts business trust on October 17, 2001. Prior to commencing operations on December 21, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations and of other income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement

The Fund has adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  13

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)

measuring fair value and requires additional disclosure about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques on Level 3 investments: multi-dimensional relational pricing model.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at April 30, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities		Other Financial
Valuation Inputs	Assets	Liabilities	Instruments
Level 1 - Quoted Prices	$5,496,120	$–	$8,722,138
Level 2 - Other Significant Observable Inputs	481,677,790	–	(28,194,302)
Level 3 - Significant Unobservable Inputs	5,338,822	–	—
Total	$492,512,732	$–	$(19,472,164)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at April 30, 2009, were as follows:

	Investments in Securities		Other Financial
	Assets	Liabilities	Instruments
Beginning balance, 10/31/08	$14,646,470	$(149,000)	$105,448
Net purchases (sales) and settlements	(9,986,295)	18,397	(105,448)
Accrued discounts (premiums)	45,609	–	–
Total realized gain (loss)	(935,626)	82,803	–
Total change in unrealized appreciation/depreciation	1,568,664	47,800	–
Ending balance, 4/30/09	$5,338,822	$–	$–
Net change in unrealized appreciation/depreciation on investments at April 30, 2009	$(171,528)	$–	$–

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Fund management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

14  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(c) Disclosures about Credit Derivatives

The Fund has adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), which required enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. The Fund’s management has determined that FSP has no material impact on the Fund’s financial statements. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within Footnote 3(c) in the Notes to the Financial Statements.

See also “Swap Agreements” — Note 1(k) for a description of the nature of each credit derivative, maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection and fair value of each credit derivative at April 30, 2009. Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of investments.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are recorded as interest income on the Statement of Operations.

(e) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at April 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(f) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  15

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(h) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(i) Futures Contracts

The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option

16  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(j) Option Transactions (continued)

written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(k) Swap Agreements

The Fund may enter into swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  17

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 3(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 3(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest rate swap agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap

18  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(l) Senior Loans

The Fund may purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) Repurchase Agreements

The Fund may enter into repurchase agreements. The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(n) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  19

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(o) Mortgage-Related and Other Asset-Backed Securities (continued)

of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(p) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) Interest Expense

Interest expense relates to the Fund’s liability in connection with floating rate notes held by third parties in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

(r) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(s) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.75% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce the Fund’s expenses, the Investment Manager had contractually agreed to waive a portion of its investment management fee at the annual rate of 0.10% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through December 31, 2008. On January 1, 2009, the contractual fee waiver was reduced to 0.05% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through December 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the six months ended April 30, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were $412,912,540 and $452,581,497, respectively. Purchases and sales in U.S. Government obligations were $5,886,506 and $30,533,745, respectively.

20  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

(a) Futures contracts outstanding at April 30, 2009:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	Euribor Future	33	$10,794,331	6/16/09	$461,928
	Euribor Future	75	24,207,093	6/14/11	24,925
	Financial Futures Euro—90 day	1,200	296,415	12/15/09	7,390,896
	Financial Futures Euro—90 day	238	58,566	6/15/10	745,694
	Financial Futures Euro—90 day	814	199,206	12/14/10	(181,885)
	United Kingdom—90 day	500	89,945,247	3/17/11	92,350
	United Kingdom—90 day	500	90,176,778	12/16/10	188,230
					$8,722,138

The Fund pledged cash collateral of $2,978,400 for futures contracts.

(b) Transactions in options written for the six months ended at April 30, 2009:

	Notional Amount	Premiums
Options outstanding, October 31, 2008	22,700,000	$544,611
Options terminated in closing transactions	(18,700,000)	(507,411)
Options expired	(4,000,000)	(37,200)
Options outstanding, April 30, 2009	–	$–

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at April 30, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments (Paid) by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized (Depreciation)
Bank of America: Freeport-McMoRan	$3,000	1.83%	12/20/18	(3.99)%	$(494,180)	$–	$(494,180)
Barclays Bank:
CVS Caremark	7,000	0.70%	3/20/19	(1.05)%	(214,238)	–	(214,238)
Goldman Sachs:
Comcast	2,250	1.44%	9/20/12	(1.00)%	29,181	50,863	(21,682)
					$(679,237)	$50,863	$(730,100)

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  21

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

Sell protection swap agreements outstanding at April 30, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Barclays Bank:
CIT Group	$3,500	16.70%	12/20/13	5.00%	$(1,017,086)	$(892,500)	$(124,586)
Gazprom	4,500	5.98%	7/20/12	0.63%	(661,164)	–	(661,164)
General Electric	8,800	7.02%	12/20/12	0.63%	(1,642,432)	–	(1,642,432)
GMAC	1,700	16.51%	6/20/09	5.00%	(15,342)	(382,500)	367,158
SLM	2,000	13.44%	12/20/13	5.00%	(436,318)	(250,000)	(186,318)
Sprint Nextel	2,300	2.94%	6/20/09	7.15%	33,792	–	33,792
Bear Stearns:
Ford Motor Credit	4,000	11.56%	6/20/10	5.60%	(224,806)	–	(224,806)
BNP Paribas:
Citigroup	9,600	5.99%	12/20/12	0.67%	(1,499,726)	–	(1,499,726)
General Electric	1,200	6.85%	12/20/13	4.60%	(90,805)	–	(90,805)
General Electric	3,000	6.85%	12/20/13	4.80%	(205,603)	–	(205,603)
Royal Bank of Scotland	1,500	1.90%	6/20/13	1.50%	(19,855)	–	(19,855)
Royal Bank of Scotland	1,500	1.85%	6/20/13	2.65%	50,258	–	50,258
Citigroup:
American Express	2,700	4.01%	12/20/13	4.25%	28,124	–	28,124
American Express	1,000	4.01%	12/20/13	4.30%	12,382	–	12,382
Bear Stearns	4,100	1.66%	9/20/12	0.48%	(157,658)	–	(157,658)
CIT Group	5,000	16.70%	12/20/13	5.00%	(1,452,980)	(1,225,000)	(227,980)
General Electric	3,000	6.85%	12/20/13	4.00%	(291,243)	–	(291,243)
General Electric	5,000	6.85%	12/20/13	4.25%	(440,801)	–	(440,801)
General Electric	4,100	6.85%	12/20/13	4.65%	(302,936)	–	(302,936)
General Electric	8,400	6.82%	3/20/14	4.05%	(820,285)	–	(820,285)
GMAC	3,500	16.51%	6/20/09	5.00%	(31,586)	(735,000)	703,414
GMAC	1,500	11.29%	6/20/12	1.40%	(340,962)	–	(340,962)
International Lease Finance	3,000	13.14%	12/20/13	5.00%	(630,527)	(480,000)	(150,527)
SLM	13,000	13.44%	12/20/13	5.00%	(2,836,064)	(1,492,000)	(1,344,064)
Credit Suisse First Boston:
Ford Motor Credit	4,200	11.93%	9/20/09	3.79%	(113,385)	–	(113,385)
General Motors	5,000	211.97%	12/20/09	5.00%	(3,526,805)	(2,875,000)	(651,805)
Qwest Capital Funding	7,000	5.60%	12/20/10	4.56%	(73,394)	–	(73,394)

22  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank:
American	$3,400	38.42%	12/20/12	0.90%	$(1,866,737)	$–	$(1,866,737)
International Group
American	4,000	35.27%	12/20/13	5.00%	(1,976,738)	(680,000)	(1,296,738)
International Group
Brazil	8,500	0.84%	12/20/09	3.05%	219,388	–	219,388
CIT Group	13,000	16.70%	12/20/13	5.00%	(3,777,748)	(3,040,000)	(737,748)
General Electric	3,500	6.85%	12/20/13	3.68%	(379,749)	–	(379,749)
General Electric	5,000	6.85%	12/20/13	4.23%	(444,369)	–	(444,369)
General Electric	10,800	6.85%	12/20/13	4.70%	(778,708)	–	(778,708)
General Electric	6,000	6.85%	12/20/13	4.775%	(416,558)	–	(416,558)
General Motors	5,000	211.97%	12/20/09	5.00%	(3,526,804)	(2,850,000)	(676,804)
GMAC	10,500	16.51%	9/20/09	1.50%	(539,376)	–	(539,376)
SLM	10,500	13.44%	12/20/13	5.00%	(2,290,667)	(1,400,000)	(890,667)
Goldman Sachs:
Citigroup	2,000	5.99%	12/20/12	0.77%	(306,297)	–	(306,297)
Citigroup	1,000	5.99%	12/20/12	0.80%	(152,226)	–	(152,226)
Morgan Stanley	6,400	3.75%	6/20/12	4.10%	79,749	–	79,749
JPMorgan Chase:
Gazprom	9,800	5.98%	7/20/12	0.625%	(1,441,370)	–	(1,441,370)
Mexico	5,000	1.48%	12/20/09	3.00%	105,590	–	105,590
Merrill Lynch & Co.:
American Express	2,400	4.01%	12/20/13	4.40%	39,150	–	39,150
El Paso	2,500	6.20%	6/20/09	0.45%	(19,627)	–	(19,627)
Ford Motor	8,000	25.14%	6/20/13	5.00%	(3,706,200)	(1,532,500)	(2,173,700)
Gazprom	5,000	5.98%	7/20/12	0.63%	(734,627)	–	(734,627)
General Motors	3,000	143.30%	6/20/13	5.00%	(2,575,705)	(570,000)	(2,005,705)
SLM	2,100	13.44%	12/20/13	5.00%	(458,133)	(294,000)	(164,133)
Vale Overseas	3,000	2.19%	4/20/12	0.50%	(143,208)	–	(143,208)
Morgan Stanley:
Citigroup	2,700	5.99%	12/20/12	0.80%	(411,011)	–	(411,011)
Dynegy Holdings	2,500	11.57%	6/20/09	1.05%	(35,044)	–	(35,044)
Ford Motor Credit	5,000	11.02%	9/20/10	4.05%	(416,712)	–	(416,712)
General Electric	10,000	6.85%	12/20/13	4.15%	(917,285)	–	(917,285)
General Motors	1,700	143.30%	6/20/13	5.00%	(1,459,566)	(323,000)	(1,136,566)
MetLife	4,000	6.18%	3/20/13	2.05%	(506,303)	–	(506,303)
					$(45,544,098)	$(19,021,500)	$(26,522,598)

*	Unaudited
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities compromising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities compromising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities compromising the referenced index.

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  23

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Forward foreign currency contracts outstanding at April 30, 2009:

	Counterparty	U.S.$ Value Origination Date	U.S.$ Value April 30, 2009	Unrealized Appreciation (Depreciation)
Purchased:
300,000 British Pound settling 5/21/09	BNP Paribas Bank	$432,482	$444,531	$12,049
1,724,535 Chinese Yuan Renminbi settling 3/29/10	Bank of America	254,300	255,594	1,294
5,707,960 Chinese Yuan Renminbi settling 5/6/09	Barclays Bank	824,611	836,622	12,011
3,220,155 Chinese Yuan Renminbi settling 7/15/09	Barclays Bank	489,588	473,483	(16,105)
199,600 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	29,540	29,583	43
2,757,800 Chinese Yuan Renminbi settling 9/8/09	Citigroup	400,000	406,492	6,492
1,418,337 Chinese Yuan Renminbi settling 3/29/10	Citigroup	209,969	210,213	244
8,861,535 Chinese Yuan Renminbi settling 7/15/09	Deutsche Bank	1,353,400	1,302,975	(50,425)
949,893 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	140,745	140,784	39
6,978,320 Chinese Yuan Renminbi settling 7/15/09	HSBC Bank USA	1,070,000	1,026,073	(43,927)
1,364,773 Chinese Yuan Renminbi settling 3/29/10	HSBC Bank USA	201,800	202,274	474
3,950,000 Chinese Yuan Renminbi settling 7/15/09	JPMorgan Chase	579,349	580,797	1,448
12,700 Chinese Yuan Renminbi settling 3/29/10	JPMorgan Chase	1,879	1,882	3
24,531 Euro settling 5/14/09	Royal Bank of Scotland PLC	31,894	32,505	611
2,523,005 Mexican Peso settling 5/19/09	Barclays Bank	179,000	181,399	2,399
3,226,815 Mexican Peso settling 5/19/09	Citigroup	295,685	232,001	(63,684)
883,891 Mexican Peso settling 11/27/09	Citigroup	59,302	61,690	2,388
1,198,539 Polish Zloty settling 5/6/09	HSBC Bank USA	531,079	359,459	(171,620)
74,257,500 Russian Ruble settling 5/6/09	Royal Bank of Scotland PLC	3,041,782	2,243,808	(797,974)
469,696 Singapore Dollar settling 7/30/09	Citigroup	320,000	317,931	(2,069)
413,861 Singapore Dollar settling 7/30/09	JPMorgan Chase	274,753	280,137	5,384
Sold:
402,000 Australian Dollar settling 5/29/09	JPMorgan Chase & Co.	283,225	294,843	(11,618)
2,376,000 British Pound settling 5/21/09	Citigroup	3,497,769	3,520,683	(22,914)
343,000 British Pound settling 5/21/09	Royal Bank of Scotland PLC	496,849	508,247	(11,398)
365,000 British Pound settling 5/21/09	UBS	536,194	540,846	(4,652)
1,736,869 Chinese Yuan Renminbi settling 5/6/09	Bank of America	254,300	254,575	(275)
199,600 Chinese Yuan Renminbi settling 5/6/09	Barclays Bank	29,203	29,256	(53)
1,418,337 Chinese Yuan Renminbi settling 5/6/09	Citigroup	207,632	207,887	(255)
961,555 Chinese Yuan Renminbi settling 5/6/09	Deutsche Bank	140,743	140,936	(193)
2,410,306 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	357,400	357,233	167

24  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

	Counterparty	U.S.$ Value Origination Date	U.S.$ Value April 30, 2009	Unrealized Appreciation (Depreciation)
1,378,899 Chinese Yuan Renminbi settling 5/6/09	HSBC Bank USA	$201,800	$202,107	$(307)
28,673,150 Chinese Yuan Renminbi settling 7/15/09	HSBC Bank USA	4,070,000	4,216,020	(146,020)
12,700 Chinese Yuan Renminbi settling 5/6/09	JPMorgan Chase	1,858	1,861	(3)
368,369 Chinese Yuan Renminbi settling 9/8/09	JPMorgan Chase	52,699	54,296	(1,597)
17,392,000 Euro settling 5/14/09	Barclays Bank	23,061,792	23,045,332	16,460
4,865,929 Mexican Peso settling 5/19/09	Barclays Bank	354,073	349,850	4,223
883,891 Mexican Peso settling 5/19/09	Citigroup	61,009	63,550	(2,541)
36,170 Malaysian Ringgit settling 8/12/09	Barclays Bank	10,136	10,137	(1)
1,160,200 Polish Zloty settling 5/6/09	Deutsche Bank	409,675	347,961	61,714
38,339 Polish Zloty settling 5/6/09	HSBC Bank USA	12,895	11,498	1,397
28,390,900 Russian Ruble settling 5/6/09	Barclays Bank	847,750	857,876	(10,126)
45,866,600 Russian Ruble settling 5/6/09	HSBC Bank USA	1,690,000	1,385,932	304,068
843,787 Singapore Dollar settling 7/30/09	HSBC Bank USA	554,394	571,149	(16,755)
				$(941,604)

(e) The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2009 was $17,070,810 at a weighted average interest rate of 1.32%. The total market value of underlying collateral for open reverse repurchase agreements at April 30, 2009 was $1,100,976. Refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements. Open reverse repurchase agreements at April 30, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Goldman Sachs	1.35%	4/28/09	5/28/09	$939,106	$939,000

4. Income Tax Information

Net investment income and net realized loss differ for federal income tax and financial statement purposes primarily due to the treatment of amounts received under swap agreements. For the six months ended April 30, 2009, the Fund received $632,213 from swap agreements which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

The cost basis of portfolio securities of $594,659,979 is substantially the same for both federal income tax purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $19,105,352; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $121,252,599; net unrealized depreciation for federal income tax purposes is $102,147,247.

5. Auction-Rate Preferred Shares

The Fund has issued 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended April 30, 2009, the annualized dividend rates ranged from:

	High	Low	At April 30, 2009
Series M	2.402%	0.135%	0.270%
Series T	2.507%	0.120%	0.195%
Series W	1.862%	0.150%	0.330%

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  25

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

5. Auction-Rate Preferred Shares (continued)

	High	Low	At April 30, 2009
Series TH	1.457%	0.105%	0.270%
Series F	1.847%	0.075%	0.300%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value, plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund has been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the 7-day “AA” composite commercial paper rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE without any change. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

During the six months ended April 30, 2009, the Fund redeemed, at par, 131,000,000 of its outstanding ARPS. The redemptions were made at the full liquidation preference of $25,000 per share plus accumulated but unpaid dividends up to each series respective dates of redemption. The decision to redeem a portion of its ARPS was made with the intention to increase asset coverage of the ARPS above the 200% Level (subject to future market conditions), permitting the Fund to declare/pay future common share dividends.

		Dates of Redemptions
Beginning balance, 10/31/08	$300,000,000
Redemption	(30,000,000)	12/15/08-12/19/08
Redemption	(62,000,000)	3/16/09-3/20/09
Redemption	(39,000,000)	3/30/09-4/3/09
Ending balance, 4/30/09	$169,000,000

6. Subsequent Common Dividend Declarations

On May 1, 2009, a dividend of $0.10625 per share was declared to common shareholders payable June 1, 2009, to shareholders of record on May 11, 2009.

On June 1, 2009, a dividend of $0.10625 per share was declared to common shareholders payable July 1, 2009 to shareholders of record on June 11, 2009.

7. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman

26  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

7. Market and Credit Risk (continued)

Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty, have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of assets and other liabilities on the Statement of Assets and Liabilities and net change in unrealized appreciation (depreciation) on the Statement of Operations. These amounts are based on the Investment Manager’s legal interpretations under its netting agreements and recoverability estimates and may differ significantly from the amount which might ultimately be realized or paid. As a result of these anticipated losses, the Fund’s NAV decreased by $0.01 per common share. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates as well as the current value of Senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. As a result of the early terminated swap contracts, the Fund realized losses which decreased NAV by $0.01 per common share.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Fund’s financial statements.

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing”, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  27

PIMCO Corporate Income Fund Notes to Financial Statements

April 30, 2009 (unaudited)

8. Legal Proceedings (continued)

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

28  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period

	Six Months ended April 30, 2009	Year ended October 31,
	(unaudited)	2008	2007		2006	2005	2004
Net asset value, beginning of period	$8.47	$13.76	$14.76		$14.63	$15.58	$15.38
Investment Operations:
Net investment income	0.71	1.24	1.31		1.42	1.30	1.33
Net realized and unrealized gain (loss) on investments,futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(0.76)	(4.94)	(0.51)		0.43	(0.46)	0.73
Total from investment operations	(0.05)	(3.70)	0.80		1.85	0.84	2.06
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.02)	(0.31)	(0.43)		(0.38)	(0.23)	(0.10)
Net realized gains	–	–	–		–	(0.01)	(0.01)
Total dividends and distributions on preferred shares	(0.02)	(0.31)	(0.43)		(0.38)	(0.24)	(0.11)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.07)	(4.01)	0.37		1.47	0.60	1.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.64)	(1.28)	(1.28)		(1.34)	(1.28)	(1.41)
Net realized gains	–	–	(0.09)		–	(0.27)	(0.34)
Total dividends and distributions to common shareholders	(0.64)	(1.28)	(1.37)		(1.34)	(1.55)	(1.75)
Net asset value, end of period	$7.76	$8.47	$13.76		$14.76	$14.63	$15.58
Market price, end of period	$9.19	$10.00	$14.25		$15.68	$14.92	$15.46
Total Investment Return (1)	(1.08)%	(22.55)%	(0.26)%		15.08%	6.92%	12.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$286,559	$311,489	$502,714		$535,104	$525,728	$556,515
Ratio of expenses to average net assets including interest expense (2)(3)(5)	1.85%†	1.50%	1.30	%(4)	1.16%	1.12%	1.12%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.79%†	1.39%	1.21%		1.13%	1.12%	1.12%
Ratio of net investment income to average net assets (2)(5)	18.21%†	10.09%	9.11%		9.83%	8.54%	8.95%
Preferred shares asset coverage per share	$67,389	$50,953	$66,871		$69,566	$68,791	$71,365
Portfolio turnover	86%	118%	46%		30%	108%	74%

†	Annualized.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(s) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.
(5)

During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver had relative to the average net assets of common shareholders was 0.13%, 0.18%, 0.25%, 0.32%, 0.31% and 0.31% for the six months ended April 30, 2009, and years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004, respectively.

See accompanying Notes to Financial Statements. 4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  29

PIMCO Corporate Income Fund

Change in Investment Policies (unaudited)

Illiquid Securities

Effective December 26, 2008, the Fund’s investment policies were revised to remove previously existing limits on investment in illiquid securities so that the Fund may invest without limit in illiquid securities. Prior to this change, the Fund could invest only 20% of net assets in illiquid securities. The Fund’s investments in illiquid securities may trade at a discount from comparable, more liquid investments, may be subject to wide fluctuations in market value and be more difficult to value, and the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price.

The Fund’s Board of Trustees approved these changes based on the recommendation of the Investment Manager and Sub-Adviser that the removal of these restrictions provides additional investment flexibility to respond to changing market conditions.

Preferred Stock and Convertible Securities: Conversion to Common Stock

The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Trustees formally approved of this policy based on a recommendation from the Investment Manager and Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Sub-Adviser believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stock and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

30  PIMCO Corporate Income Fund Semi-Annual Report | 4.30.09

PIMCO Corporate Income Fund
Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2009. Shareholders voted to re-elect Robert E. Connor, William B. Ogden IV and Hans W. Kertess and elect Diana L. Taylor as trustees as indicated below:

	Affirmative	Withheld Authority
Re-election of Robert E. Connor– Class I to serve until 2012	33,168,986	1,232,669
Re-election of William B. Ogden IV– Class I to serve until 2012	33,201,652	1,200,003
Re-election of Hans W. Kertess* – Class I to serve until 2012	9,364	97
Election of Diana L. Taylor* – Class II to serve until 2010	9,364	97

Messrs. Paul Belica, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of the Funds.

*                 Preferred Shares Trustee; Diana L. Taylor was appointed to serve as a Preferred Shares Trustee to fill the vacancy resulting from the death of John J. Dalessandro in September 2008.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

4.30.09 | PIMCO Corporate Income Fund Semi-Annual Report  31

Trustees and Fund Officers
Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 21, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 1, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date July 1, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date July 1, 2009